                                                                   Exhibit 10.19

                AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT

     AMENDMENT NO. 2 TO SECURITIES PURCHASE AGREEMENT, dated as of February 4, 2000 (this "Amendment") to that certain Securities Purchase Agreement dated as
            ---------
of April 23, 1999 between BROADVIEW NETWORKS HOLDINGS, INC. (f/k/a Coaxicom, Inc.), a Delaware corporation (the "Company"), Baker Communications Fund, L.P.
                                    -------
("Baker") and the holders of Series A Preferred Stock of the Company and Series B Preferred Stock of the Company as listed on Schedule A of the Securities Purchase Agreement, as amended by Amendment No. 1 ("Amendment No. 1") dated
                                                    ---------------
February 2, 2000 (the "Securities Purchase Agreement"), is made by and between
                       -----------------------------
the Company and the other parties who appear as signatories to this Amendment (the "Purchasers").
      ----------

     WHEREAS, Section 3 of Amendment No. 1 contemplated Baker assigning the remainder of its option (the "Baker Option") to purchase shares of 8% Series D
                              ------------
Convertible Redeemable Preferred Stock of the Company ("Series D Preferred
                                                        ------------------
Stock") to the State Treasurer of the State of Michigan, Custodian of the Michigan Public School Employees' Retirement System, State Employees' Retirement System and Michigan State Police Retirement System (the "State of Michigan
                                                         -----------------
Retirement Systems") on or before February 4, 2000, conditional upon the State
------------------
of Michigan Retirement Systems exercising their assigned option on or before such date.

     WHEREAS, Baker now desires to assign the remainder of its option to the State of Michigan Retirement Systems, and the State of Michigan Retirement Systems desire to exercise their assigned option as of the date hereof, subject to the terms of this Amendment, and the Company and the Purchasers desire to approve and consent to such exercise; and

     NOW, THEREFORE, in consideration of the premises and mutual covenants and obligations hereinafter set forth, the Company and the Purchasers hereby agree as follows:

     SECTION 1.  Definitions.  Capitalized terms used but not otherwise defined
                 -----------
herein shall have the meaning given to them in the Securities Purchase Agreement or, if not defined therein, in the Company's Certificate of Incorporation, as amended.

     SECTION 2.  Amendments to Securities Purchase Agreement.  The Securities
                 -------------------------------------------
Purchase Agreement is hereby amended as of the date hereof as follows:

     (a) The first sentence is amended and restated in its entirety as follows:

               "SECURITIES PURCHASE AGREEMENT, dated as of April 23, 1999 (this "Agreement"), among Broadview Networks Holdings, Inc., a Delaware corporation (the "Company"), Baker Communications Fund, L.P. ("Baker"), the State Treasurer of the State of Michigan, as Custodian of the Michigan Public School Employees' Retirement System, State Employees' Retirement System and

          Michigan State Police Retirement System (the "State of Michigan Retirement Systems"), Joel Gross and the holders of Series A Preferred Stock of the Company and Series B Preferred Stock of the Company listed on Schedule A to this Agreement (the "Holders"; the Holders, Baker, the State of Michigan Retirement Systems and Joel Gross being collectively referred to herein as the "Purchasers").

     (b)  Section 2.3 is amended and restated in its entirety as follows:
          -----------

               "The purchase price for Series D Preferred Shares shall be $4.66126 per Series D Preferred Share or an aggregate of Twenty Eight Million Dollars ($28,000,000) (the "Series D Purchase Price"). The Series D Purchase Price shall be paid at a closing or closings as described in Section 3.2 hereof by wire transfer of clearing house funds or by such other method as may be reasonably acceptable to the Company and the Purchasers, to the account of the Company as shall have been designated in advance to the Purchasers by the Company."

     (c)  Section 6.5(b) is amended and restated in its entirety as follows:
          --------------

               (b) The Purchasers (other than the State of Michigan Retirement Systems) agree to indemnify, defend and hold harmless the Company (and its directors, officers, members, stockholders, Employees, Affiliates, agents and permitted assigns) from and against any and all Losses based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representations, warranties, covenants or agreements of the Purchasers contained in this Agreement.

     (d)  Section 6.5 is amended to add the following as Section 6.5(c):
          -----------

               (c) The Company is advised that as a result of an interpretation of the constitution of the State of Michigan by the Attorney General of the State of Michigan, the State of Michigan Retirement Systems are prohibited from agreeing to the indemnification obligations set forth in Section 6.5(b) of the Securities Purchase Agreement. The Company
             --------------
          and the Purchasers agree that the State of Michigan Retirement Systems will have no indemnification obligations under such Section 6.5(b);
                                                              --------------
          provided that the State of Michigan Retirement Systems acknowledge and agree that, notwithstanding the release from the indemnification obligation from such Section 6.5(b), the Company and its directors,
                               --------------
          officers, members, stockholders, Employees, Affiliates, agents and permitted assigns shall be entitled to make a claim against the State of Michigan Retirement Systems for any and all losses, claims, liabilities, damages, deficiencies, costs or expenses (including interest, penalties and reasonable attorneys' fees, disbursements and related charges) based upon, arising out of or otherwise in respect of any inaccuracy in or breach of any representations, warranties, covenants or agreements of the State of Michigan Retirement Systems contained in the Securities Purchase Agreement.

     (e)  Section 9.5(a) is amended and restated in its entirety as follows:
          --------------

               (a) To the fullest extent permitted by applicable law and public policy, the parties hereby irrevocably submit to the non-exclusive jurisdiction of any federal or state court located within the Borough of Manhattan, State of New York over any dispute arising or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action or proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law and public policy, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

     (f) SCHEDULE B is amended and restated in its entirety as follows:

 "Breakdown of Option to Purchase Series D Preferred Shares

Baker Communications Fund, L.P. - 2,038,075

Joel Gross - 214,534

The State of Michigan Retirement Systems - 2,038,075

The Holders - 1,716,275"

     SECTION  3. Agreement to be Bound by Securities Purchase Agreement.  Upon
                 ------------------------------------------------------
the State of Michigan Retirement Systems' execution of this Amendment, the Securities Purchase Agreement shall be binding upon and inure to the benefit of the State of Michigan Retirement Systems and their permitted assigns.

     SECTION  4.  No Implied Amendments.  Except as herein amended, the
                  ---------------------
Securities Purchase Agreement shall remain in full force and effect and is ratified in all respects. On and after the effectiveness of this Amendment, each reference in the Securities Purchase Agreement to "this Agreement", "hereunder", "hereof", "herein" or words of like import, and each reference to the Securities Purchase Agreement in any other agreements, documents or instruments executed and delivered pursuant to the Securities Purchase Agreement, shall mean and be a reference to the Securities Purchase Agreement, as amended by this Amendment.

     SECTION 5.  Effective Date.  This Amendment shall be effective as of the
                 --------------
date hereof.

     SECTION 6. Counterparts.  This Amendment may be executed by the parties
                ------------
hereto in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                                 *   *   *   *

    IN WITNESS WHEREOF, the parties hereto have executed, or have caused this Amendment to be executed, by their respective officers thereunto duly authorized, as of the date first written above.

                              BROADVIEW NETWORKS HOLDINGS, INC.

                                  /s/ Vern Kennedy
                              By:______________________________
                                      Name:
                                      Title:



                              BAKER COMMUNICATIONS FUND, L.P.

                              By:   Baker Capital Partners, LLC
                                       Its General Partner

                                  /s/ Edward Scott
                              By:______________________________
                                      Name:
                                      Title:


                                The State Treasurer of the State of Michigan,
                           as Custodian of the Michigan Public School
                        Employees' Retirement System, State Employees'
                     Retirement System and Michigan State Police
                  Retirement System


                              By:______________________________
                                      Name:
                                      Title:


                              JOEL GROSS


                              ______________________________

                              COMMUNICATIONS VENTURES II, L.P.

                                  /s/ Roland Van der Meer
                              By:______________________________
                                      Name:
                                      Title:


                              COMMUNICATIONS VENTURES II
                                    AFFILIATES FUND, L.P.

                                  /s/ Roland Van der Meer
                              By:______________________________
                                      Name:
                                      Title:

                              NEW ENTERPRISE ASSOCIATES VII, L.P.

                                  /s/ Nancy Dorman
                              By:______________________________
                                      Name:
                                      Title:

                              WPG ENTERPRISE FUND III, L.L.C.

                              By:   WPG VC Fund Adviser, LLC.,
                                       Fund Investment Advisory Member


                              By:______________________________
                                      Name:   Barry Eggers
                                      Title:  Managing Member


                              WEISS, PECK & GREER VENTURE
                                    ASSOCIATES IV, L.L.C.

                              By:   WPG VC Fund Adviser, L.L.C.,
                                       Fund Investment Advisory Member

                              By:________________________________
                                      Name:   Barry Eggers
                                      Title:  Managing Member



                              WPG INFORMATION SCIENCES
                                    ENTREPRENEUR FUND, L.P.

                              By:   WPG VC Fund Adviser, L.L.C.
                                       General Partner


                              By:________________________________
                                      Name:   Barry Eggers
                                      Title:  Managing Member


                              WEISS, PECK & GREER VENTURE
                                    ASSOCIATES IV CAYMAN, L.P.

                              By:   WPG VC Fund Adviser, L.L.C.,
                                    Fund Investment Advisory Partner


                              By:________________________________
                                      Name:   Barry Eggers
                                      Title:  Managing Member